Exhibit 15.4

January 31, 2018

China National Oil and Gas Exploration

And Development Corporation

International Holding Ltd (“CNODCI”)

No.6-1 Fuchengmen Beidajie

Xicheng District

Beijing, China 100034

Attention:	Mr. Lv Gong Xun, President

Reference:	CNODCI Interest in PetroKazakhstan Inc.
Evaluation of Crude Oil Reserves
Third Party Report

Dear Sir:

1.	INTRODUCTION

McDaniel & Associates Consultants Ltd. (“McDaniel”) was requested by PetroKazakhstan Inc. (“PKI”) to prepare an evaluation of the crude oil reserves and the net present values of these reserves for the interests of PKI in the South Turgai Basin, Republic of Kazakhstan, effective as of December 31, 2017. McDaniel submitted to PKI an Executive Summary Report and Detailed Technical Report for the evaluation of PKI in January 2018.

PKI is an integrated oil and gas company, owned 67 percent by CNODCI and 33 percent by JSC KazMunaiGas Exploration Production (“KMG EP”). PKI requested McDaniel to prepare this Third Party Report for CNODCI based on the 67 percent interest owned by CNODCI in PKI for the assets of CNODCI that are held within three operating subsidiaries: PetroKazakhstan Kumkol Resources (“PKKR”), Kolzhan LLP (“Kolzhan”) and PetroKazakhstan Ventures Inc. (“PKVI”).

This report was prepared to support PKI’s and CNODCI’s annual securities filings with the SEC. The data employed in this evaluation and the assumptions and procedures used to estimate the reserves and net present values are consistent with standard industry reserves evaluation procedures.

2.	METHODOLOGY

Crude oil reserves estimates and their associated net present values were evaluated in this report by McDaniel & Associates Consultants Ltd. for the interests of PKI in Kazakhstan.

Essentially all of the basic information employed in the preparation of this report was obtained from PKI including geological, geophysical, engineering and financial data. McDaniel utilized this data to prepare an independent assessment of the crude oil reserves as of December 31, 2017. The reserves estimates presented in this report have been prepared in accordance with the United States Securities and Exchange Commission (SEC) reserves definitions and guidance (see Section 3). Only the proved reserves and sub-classifications were included in this report.

2200, Bow Valley Square 3, 255 - 5 Avenue SW, Calgary AB T2P 3G6      Tel: (403) 262-5506      Fax: (403) 233-2744      www.mcdan.com

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 2 January 31, 2018

Net present value estimates were calculated based on future revenue forecasts. As per SEC guidelines, the future net revenues and net present values presented were calculated using the first day of the month crude oil prices for each of the 12 months prior to the effective date of December 31, 2017 and were presented in United States dollars. No escalation of the prices were made nor were the operating and capital costs increased for inflation in this evaluation. Future capital costs and operating costs were based on PKI budgets for each respective property with adjustments as deemed appropriate by McDaniel.

3.	RESERVES DEFINITIONS

The SEC reserves definitions are contained in the Final Rule of Modernization of Oil and Gas Reporting (17 CFR Parts 210, 211, 229 and 249) published by the SEC Regulation on January 14, 2009. A summary of the key proved reserves definitions in Regulation S-X 210.4-10 is presented below.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non- productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 3 January 31, 2018

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition; (iii) Similar geological structure; and (iv) Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 4 January 31, 2018

4.	EVALUATION SUMMARY

4.1	NET RESERVES

The net share of proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2017 attributable to CNODCI for each of the three subsidiary companies are summarized below.

CNODCI’S NET ENTITLEMENT OF PROVED RESERVES(1)

AS OF DECEMBER 31, 2017

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	15,500	1,579	17,079
Kolzhan	7,295	3,476	10,770
PKVI	818	334	1,152
Total	23,613	5,389	29,001

(1)	Net entitlement reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

4.2	GROSS RESERVES

The total proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2017 for each of the three subsidiary companies are presented below for reference purposes only. These gross reserves estimates are based on a 100 percent working interest in each of the properties and include all reserves attributable to government and working interest partners.

GROSS PROVED RESERVES

AS OF DECEMBER 31, 2017

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	23,135	2,357	25,492
Kolzhan	17,569	9,045	26,614
PKVI	1,628	665	2,293
Total	42,332	12,067	54,399

4.3	NET PRESENT VALUES

The net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2017 attributable to CNODCI for each of the three subsidiary companies are presented below. All of the net present values have been presented at a 10 percent discount rate.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 5 January 31, 2018

CNODCI NET PRESENT VALUES DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2017, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	155	24	179
Kolzhan	80	41	122
PKVI	11	5	16
Total	246	70	317

4.4	NET PRESENT VALUES SENSITIVITY ANALYSIS

A sensitivity analysis has been prepared for the net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2017 attributable to CNODCI for each of the three subsidiary companies. At the request of PKI, all of the oil prices, capital costs and operating costs have been escalated at two percent per year throughout the evaluation period.

CNODCI NET PRESENT VALUES SENSITIVITY DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2017, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	158	25	183
Kolzhan	83	44	127
PKVI	12	5	17
Total	253	74	327

5	SUMMARY TABLES

Summary tables showing the reserves, reserves reconciliation, future production forecasts and future revenue forecasts are presented in the Appendix for each of the three subsidiary companies.

6	BASIS OF OPINION

McDaniel & Associates Consultants Ltd. has over 60 years of experience in the evaluation of oil and gas properties. McDaniel is registered with the Association of Professional Engineers and Geoscientists of Alberta (APEGA). All of the professionals involved in the preparation of this report have in excess of five years of experience in the evaluation of oil and gas properties. Mr. Cam Boulton, Vice President, supervised the preparation of this report. Mr. Boulton is a professional engineer registered with APEGA and has over 10 years of experience in the evaluation of oil and gas properties. All of the persons involved in the preparation of this report and McDaniel & Associates are independent of PKI and CNODCI.

In preparing this report, we relied upon certain factual information including ownership, well data, production data, prices, revenues, operating costs, capital costs, contracts, and other relevant data supplied by PKI. The supplied information was only relied upon where in our opinion it appeared reasonable and consistent with our knowledge of the properties; however, no independent verification of the information was made.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 6 January 31, 2018

This report was prepared by McDaniel for the use of PKI and CNODCI for its securities filings with the SEC and is not to be used for any other purpose without the knowledge and consent of McDaniel & Associates Consultants Ltd.

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the preparation date and the evaluation date of this evaluation were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.

APEGA PERMIT NUMBER: P3145

C. Boulton, P. Eng.
Vice President

CB:jep

[17-0192]

Table 1

CNODCI Interest in PKI

PetroKazakhstan Kumkol Resources

Summary of Reserves and Net Present Values

Effective December 31, 2017

Summary of Reserves(1)(2)

	Crude Oil Reserves - Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	23,135	15,500	15,500	—	—	—	—	—	—
Proved Undeveloped Reserves	2,357	1,579	1,579	—	—	—	—	—	—
Total Proved Reserves	25,492	17,079	17,079	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	2,982	1,998	1,998	23,135	15,500	15,500
Proved Undeveloped Reserves	307	206	206	2,357	1,579	1,579
Total Proved Reserves	3,289	2,204	2,204	25,492	17,079	17,079

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	179	166	155	146	137
Proved Undeveloped Reserves	30	27	24	21	19
Total Proved Reserves	210	193	179	167	157

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	145	135	126	118	111
Proved Undeveloped Reserves	21	18	16	14	13
Total Proved Reserves	167	153	142	132	123

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Table 2

CNODCI Interest in PKI

PetroKazakhstan Kumkol Resources

Forecast of Production and Revenues

Proved Developed Reserves

Effective December 31, 2017

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2018	431	20,506	7,485	970	29	218	—	—	—	—	—	—	218
2019	408	15,977	5,832	756	28	165	—	—	—	—	—	—	165
2020	387	12,387	4,521	586	32	143	—	—	—	—	—	—	143
2021	356	8,631	3,150	410	32	99	—	—	—	—	—	—	99
2022	110	3,804	1,389	183	32	44	—	—	—	—	—	—	44
2023	31	1,190	434	56	32	14	—	—	—	—	—	—	14
2024	27	887	324	42	32	10	—	—	—	—	—	—	10
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			23,135	3,004		692	—		—	—		—	692

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2018	3	2	7	3	73	0	24	—	110	1	12	10	87
2019	2	1	3	2	66	0	25	—	69	1	9	4	54
2020	4	3	9	6	59	0	7	—	64	1	6	1	55
2021	3	3	6	6	49	19	6	—	16	1	2	0	13
2022	1	3	3	6	25	8	1	—	6	0	1	—	5
2023	0	3	1	6	9	0	—	—	3	0	0	—	3
2024	0	3	1	6	8	1	—	—	0	0	—	—	0
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	14	2	29	4	290	29	63	—	268	3	31	16	217

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2018	5,015	5,015	—	—	146	2	4	49	16	—	74	16	58
2019	3,907	3,907	—	—	110	1	2	45	16	—	46	10	36
2020	3,029	3,029	—	—	96	3	6	40	4	—	43	6	37
2021	2,111	2,111	—	—	67	2	4	46	4	—	11	2	9
2022	930	930	—	—	29	1	2	22	1	—	4	1	3
2023	291	291	—	—	9	0	1	6	—	—	2	0	2
2024	217	217	—	—	7	0	0	6	—	—	0	0	0
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	15,500	15,500	—	—	464	9	19	214	42	—	179	34	145

Table 3

CNODCI Interest in PKI

PetroKazakhastan Kumkol Resources

Forecast of Production and Revenues

Total Proved Reserves

Effective December 31, 2017

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/ bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2018	438	21,495	7,846	1,018	29	228	—	—	—	—	—	—	228
2019	424	17,806	6,499	844	28	184	—	—	—	—	—	—	184
2020	408	14,077	5,138	667	32	162	—	—	—	—	—	—	162
2021	379	9,863	3,600	469	32	114	—	—	—	—	—	—	114
2022	122	4,484	1,637	216	32	52	—	—	—	—	—	—	52
2023	33	1,217	444	58	32	14	—	—	—	—	—	—	14
2024	29	898	328	42	32	10	—	—	—	—	—	—	10
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			25,492	3,313		764	—		—	—		—	764

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM

2018	4	2	7	3	74	0	32	—	112	1	13	12	86
2019	2	1	3	2	68	0	28	—	82	1	12	7	62
2020	4	3	10	6	61	0	9	—	77	1	9	3	65
2021	3	3	7	6	51	20	6	—	27	1	4	0	22
2022	2	3	3	6	26	8	1	—	12	0	1	—	11
2023	0	3	1	6	9	0	—	—	3	0	0	—	3
2024	0	3	1	6	8	1	—	—	0	0	—	—	0
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	16	2	32	4	297	30	76	—	313	3	39	22	249

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2018	5,257	5,257	—	—	153	2	5	50	21	—	75	17	58
2019	4,354	4,354	—	—	123	2	2	46	19	—	55	13	42
2020	3,443	3,443	—	—	109	3	7	41	6	—	51	8	43
2021	2,412	2,412	—	—	76	2	5	47	4	—	18	3	15
2022	1,097	1,097	—	—	35	1	2	23	1	—	8	1	7
2023	298	298	—	—	9	0	1	6	—	—	2	0	2
2024	220	220	—	—	7	0	0	6	—	—	0	0	0
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	17,079	17,079	—	—	512	11	22	219	51	—	210	43	167

Table 4

CNODCI Interest in PKI

Kolzhan LLP

Summary of Reserves and Net Present Values

Effective December 31, 2017

Summary of Reserves(1)(2)

	Crude Oil Reserves - Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	17,569	7,295	7,295	—	—	—	—	—	—
Proved Undeveloped Reserves	9,045	3,476	3,476	—	—	—	—	—	—
Total Proved Reserves	26,614	10,770	10,770	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	2,246	927	927	17,569	7,295	7,295
Proved Undeveloped Reserves	1,161	444	444	9,045	3,476	3,476
Total Proved Reserves	3,407	1,371	1,371	26,614	10,770	10,770

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	109	93	80	71	64
Proved Undeveloped Reserves	66	51	41	34	28
Total Proved Reserves	175	144	122	105	92

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	69	58	50	44	39
Proved Undeveloped Reserves	35	27	21	17	14
Total Proved Reserves	105	86	72	61	53

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Table 5

CNODCI Interest in PKI

Kolzhan LLP

Forecast of Production and Revenues

Proved Developed Reserves

Effective December 31, 2017

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2018	110	10,665	3,893	497	28	110	—	—	—	—	—	—	110
2019	104	8,563	3,125	399	31	98	—	—	—	—	—	—	98
2020	94	7,056	2,575	329	31	81	—	—	—	—	—	—	81
2021	87	5,917	2,160	276	31	68	—	—	—	—	—	—	68
2022	84	4,989	1,821	233	31	57	—	—	—	—	—	—	57
2023	79	4,069	1,485	190	32	47	—	—	—	—	—	—	47
2024	71	3,276	1,196	153	32	38	—	—	—	—	—	—	38
2025	36	1,834	670	86	32	21	—	—	—	—	—	—	21
2026	32	1,141	416	54	32	13	—	—	—	—	—	—	13
2027	29	624	228	29	32	7	—	—	—	—	—	—	7
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			17,569	2,246		541	—		—	—		—	541

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2018	2	1	2	2	27	0	13	—	66	0	14	22	31
2019	4	4	6	6	24	0	24	—	40	0	9	10	21
2020	2	3	5	6	21	0	5	—	47	0	8	9	29
2021	2	3	4	6	20	0	5	—	36	0	6	7	23
2022	2	3	4	6	18	0	5	—	29	0	5	5	19
2023	1	3	3	6	16	0	0	—	26	0	4	4	18
2024	1	3	2	6	15	3	0	—	17	0	3	2	12
2025	1	3	1	6	7	0	—	—	11	0	2	1	9
2026	0	3	1	6	6	0	—	—	5	0	1	—	5
2027	0	3	0	6	5	0	—	—	1	0	—	—	1
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	15	3	29	5	159	7	53	—	278	2	51	60	166

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2018	1,685	1,685	—	—	49	1	1	13	5	—	29	13	16
2019	1,337	1,337	—	—	42	2	3	12	10	—	16	7	9
2020	1,088	1,088	—	—	34	1	2	11	2	—	19	6	12
2021	899	899	—	—	28	1	2	10	2	—	14	5	9
2022	749	749	—	—	24	1	1	9	2	—	11	3	7
2023	607	607	—	—	19	1	1	8	0	—	9	3	7
2024	489	489	—	—	15	0	1	9	0	—	5	2	4
2025	224	224	—	—	7	0	0	3	—	—	4	1	3
2026	139	139	—	—	4	0	0	2	—	—	2	0	2
2027	76	76	—	—	2	0	0	2	—	—	0	0	0
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	7,295	7,295	—	—	225	7	12	77	20	—	109	40	69

Table 6

CNODCI Interest in PKI

Kolzhan LLP

Forecast of Production and Revenues

Total Proved Reserves

Effective December 31, 2017

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2018	116	12,103	4,417	564	28	125	—	—	—	—	—	—	125
2019	122	12,276	4,481	573	31	141	—	—	—	—	—	—	141
2020	119	11,197	4,087	523	32	129	—	—	—	—	—	—	129
2021	114	9,170	3,347	428	32	105	—	—	—	—	—	—	105
2022	110	7,563	2,760	353	32	87	—	—	—	—	—	—	87
2023	105	6,167	2,251	288	32	71	—	—	—	—	—	—	71
2024	93	5,073	1,852	237	32	58	—	—	—	—	—	—	58
2025	83	3,952	1,442	185	32	45	—	—	—	—	—	—	45
2026	45	2,304	841	109	32	27	—	—	—	—	—	—	27
2027	41	1,543	563	73	32	18	—	—	—	—	—	—	18
2028	37	989	361	47	32	11	—	—	—	—	—	—	11
2029	33	579	211	27	32	7	—	—	—	—	—	—	7
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			26,614	3,407		824	—		—	—		—	824

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2018	2	1	2	2	29	0	23	—	69	0	16	25	29
2019	6	4	9	6	29	0	34	—	63	0	15	18	30
2020	5	4	8	6	27	0	5	—	83	0	15	20	48
2021	4	4	7	6	25	0	6	—	64	0	11	15	37
2022	3	4	5	6	23	0	2	—	53	0	9	11	32
2023	2	3	4	6	21	0	0	—	43	0	7	9	27
2024	2	3	4	6	18	0	0	—	34	0	6	7	21
2025	1	3	3	6	16	3	—	—	22	0	4	4	14
2026	1	3	2	6	9	0	—	—	15	0	2	1	11
2027	1	3	1	6	8	0	—	—	8	0	1	0	7
2028	0	3	1	6	6	—	—	—	4	0	0	—	3
2029	0	3	0	6	5	—	—	—	1	0	—	—	1
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	27	3	46	6	215	7	70	—	459	3	86	111	259

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2018	1,902	1,902	—	—	55	1	2	14	8	—	30	15	15
2019	1,861	1,861	—	—	59	2	4	14	14	—	25	12	13
2020	1,664	1,664	—	—	52	2	3	13	2	—	32	12	20
2021	1,362	1,362	—	—	43	2	3	12	2	—	24	9	15
2022	1,115	1,115	—	—	35	1	2	11	1	—	20	7	13
2023	899	899	—	—	28	1	2	10	0	—	16	6	10
2024	733	733	—	—	23	1	1	9	0	—	12	4	8
2025	572	572	—	—	18	1	1	9	—	—	7	3	4
2026	282	282	—	—	9	0	1	3	—	—	5	1	4
2027	189	189	—	—	6	0	0	3	—	—	3	1	2
2028	121	121	—	—	4	0	0	2	—	—	1	0	1
2029	71	71	—	—	2	0	0	2	—	—	0	0	0
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	10,770	10,770	—	—	334	11	19	102	28	—	175	70	105

Table 7

CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Summary of Reserves and Net Present Values

Effective December 31, 2017

Summary of Reserves(1)(2)

	Crude Oil Reserves - Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	1,628	818	818	—	—	—	—	—	—
Proved Undeveloped Reserves	665	334	334	—	—	—	—	—	—
Total Proved Reserves	2,293	1,152	1,152	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves(3)
	Gross MT	Gross MT	Net MT	Gross Mbbl	Gross Mbbl	Net Mbbl
Proved Developed Reserves	213	107	107	1,628	818	818
Proved Undeveloped Reserves	87	44	44	665	334	334
Total Proved Reserves	300	151	151	2,293	1,152	1,152

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	13	12	11	10	10
Proved Undeveloped Reserves	7	6	5	4	4
Total Proved Reserves	20	18	16	15	13

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	11	10	9	8	8
Proved Undeveloped Reserves	5	4	4	3	3
Total Proved Reserves	16	14	12	11	10

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)	Company Gross reserves are based on Company working interest share of the reserves for each property.
Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.
(3)	Based on a gas to BOE conversion of 6:1

Table 8

CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Forecast of Production and Revenues

Proved Developed Reserves

Effective December 31, 2017

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M	Total Sales Revenue US$M
2018	16	1,698	620	80	27,110	16,807	—	—	—	—	—	—	16,807
2019	15	1,002	366	47	31,560	11,546	—	—	—	—	—	—	11,546
2020	16	645	236	30	31,560	7,435	—	—	—	—	—	—	7,435
2021	14	429	157	20	31,560	4,939	—	—	—	—	—	—	4,939
2022	9	265	97	13	31,560	3,058	—	—	—	—	—	—	3,058
2023	7	181	66	9	31,560	2,083	—	—	—	—	—	—	2,083
2024	6	134	49	6	31,560	1,546	—	—	—	—	—	—	1,546
2025	6	103	38	5	31,560	1,192	—	—	—	—	—	—	1,192
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			1,628	210		48,607	—		—	—		—	48,607

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2018	50	0	—	—	2,674	86	2,074	—	11,923	19	1,784	2,120	8,000
2019	344	3	725	6	2,224	86	3,267	—	4,901	44	641	29	4,186
2020	222	3	467	6	2,097	86	147	—	4,417	55	163	—	4,199
2021	147	3	310	6	1,841	86	129	—	2,426	48	—	—	2,378
2022	91	3	192	6	1,426	86	—	—	1,264	42	—	—	1,222
2023	62	3	131	6	1,143	86	—	—	661	36	—	—	626
2024	46	3	97	6	1,002	86	—	—	316	30	—	—	286
2025	36	3	75	6	903	—	—	—	179	26	—	—	153
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	998	2	1,996	4	13,309	600	5,617	—	26,087	301	2,588	2,149	21,049

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2018	312	312	—	—	8,445	25	—	1,387	1,042	—	5,992	1,972	4,020
2019	184	184	—	—	5,802	173	364	1,161	1,642	—	2,463	359	2,103
2020	118	118	—	—	3,736	111	234	1,097	74	—	2,220	110	2,110
2021	79	79	—	—	2,482	74	156	968	65	—	1,219	24	1,195
2022	49	49	—	—	1,537	46	96	759	—	—	635	21	614
2023	33	33	—	—	1,047	31	66	617	—	—	332	18	314
2024	25	25	—	—	777	23	49	546	—	—	159	15	144
2025	19	19	—	—	599	18	38	454	—	—	90	13	77
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	818	818	—	—	24,425	501	1,003	6,989	2,823	—	13,109	2,532	10,577

Table 9

CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Forecast of Production and Revenues

Total Proved Reserves

Effective December 31, 2017

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M
2018	17	1,848	675	87	27,110	18,291	—	—	—	—	—	—	18,291
2019	18	1,367	499	64	31,560	15,741	—	—	—	—	—	—	15,741
2020	19	1,023	373	48	31,560	11,781	—	—	—	—	—	—	11,781
2021	17	712	260	34	31,560	8,197	—	—	—	—	—	—	8,197
2022	12	472	172	22	31,560	5,438	—	—	—	—	—	—	5,438
2023	10	329	120	16	31,560	3,795	—	—	—	—	—	—	3,795
2024	9	239	87	11	31,560	2,753	—	—	—	—	—	—	2,753
2025	9	175	64	8	31,560	2,015	—	—	—	—	—	—	2,015
2026	7	117	43	6	31,560	1,350	—	—	—	—	—	—	1,350
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			2,293	296		69,362	—		—	—		—	69,362

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2018	54	0	—	—	2,825	86	3,524	—	11,803	19	1,963	2,387	7,433
2019	469	3	988	6	2,595	86	3,992	—	7,612	44	1,255	507	5,805
2020	351	3	739	6	2,510	86	145	—	7,951	55	828	200	6,867
2021	244	3	514	6	2,202	86	129	—	5,022	48	359	—	4,614
2022	162	3	341	6	1,745	86	—	—	3,104	42	59	—	3,004
2023	113	3	238	6	1,495	86	—	—	1,863	36	—	—	1,828
2024	82	3	173	6	1,329	86	—	—	1,083	30	—	—	1,053
2025	60	3	126	6	1,213	—	—	—	616	26	—	—	590
2026	40	3	85	6	996	—	—	—	228	22	—	—	207
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	1,576	2	3,205	5	16,910	600	7,790	—	39,281	323	4,464	3,095	31,400

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2018	339	339	—	—	9,191	27	—	1,462	1,771	—	5,931	2,196	3,735
2019	251	251	—	—	7,910	236	496	1,347	2,006	—	3,825	908	2,917
2020	188	188	—	—	5,920	176	372	1,304	73	—	3,995	545	3,451
2021	131	131	—	—	4,119	123	258	1,150	65	—	2,523	205	2,318
2022	87	87	—	—	2,733	81	171	920	—	—	1,560	51	1,509
2023	60	60	—	—	1,907	57	120	794	—	—	936	18	919
2024	44	44	—	—	1,383	41	87	711	—	—	544	15	529
2025	32	32	—	—	1,013	30	64	609	—	—	309	13	297
2026	21	21	—	—	678	20	43	501	—	—	115	11	104
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	1,152	1,152	—	—	34,854	792	1,610	8,799	3,914	—	19,739	3,960	15,779